Supplement dated January 25, 2024 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your variable annuity contract (“Contract”) issued by Everlake Life Insurance Company and should be retained for future reference.

American Century Investments® VP Fund Mergers

Subject to shareholder approval, effective on or about the close of business April 26, 2024 (the “Effective Date”), the following Target Portfolios will be merged into the following Acquiring Portfolios, as noted below. Upon completion of the mergers, all references to the Target Portfolios in the Prospectus should be disregarded and replaced with the corresponding Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
American Century Investments® VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century Investments® VP International Fund - Class I	LVIP American Century International Fund -Standard Class II

On the Effective Date, the Target Portfolios will no longer be available under your Contract, and any Contract Value allocated to the Sub-Accounts investing in the Target Portfolios will be transferred to the Sub-Accounts investing in the corresponding Acquiring Portfolios, as noted above. Your Contract Value in the units of the Sub-Accounts investing in the Acquiring Portfolios will be equal to your Contract Value of the units of the Sub-Accounts that were invested in the corresponding Target Portfolio immediately prior to the merger.

Please note that you may transfer Contract Value out of the Target Portfolios into an investment option available under your Contract for a period of 60 days prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Effective Date, any Contract Value that was transferred to an Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

LVIP American Century Balanced Fund – Standard Class II and
LVIP American Century International Fund – Standard Class II

Subject to shareholder approval of the merger, the LVIP American Century Balanced Fund – Standard Class II and the LVIP American Century International Fund – Standard Class II will be added to your Contract as the Acquiring Portfolios in connection with the above mergers. Each Acquiring Portfolio will have the same investment objective, will be managed by the same investment adviser, and will have the same Current Expenses and Average Annual Total Returns as the corresponding Target Portfolio. Therefore, information in your Prospectus regarding the Acquiring Portfolio remains the same as that of the Target Portfolio. Accordingly, on the Effective Date all references in the Prospectus to the Target Portfolios will be replaced with the corresponding Acquiring Portfolio.

In addition, following the mergers, the Sub-Accounts investing in the Acquiring Portfolios will be closed to new investments except from contract owners that had Contract Value transferred to the Acquiring Portfolio as a result of the merger.

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You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions, please contact your financial professional or call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

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